                                                                    Exhibit 99.4
--------------------------------------------------------------------------------
                                                        Monthly Operating Report


  --------------------------------------------------
  CASE NAME:  Kitty Hawk International, Inc.            ACCRUAL BASIS
  --------------------------------------------------

  --------------------------------------------------
  CASE NUMBER: 400-42144                                02/13/95, RWD, 2/96
  --------------------------------------------------

  --------------------------------------------------
  JUDGE: Barbara J. Houser
  --------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                     Chief Financial Officer
  ----------------------------------------        ------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

  Drew Keith                                             10/19/2001
  ----------------------------------------        ------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE


  PREPARER:


  /s/ Jessica L. Wilson                              Chief Accounting Officer
  ----------------------------------------        ------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  Jessica L. Wilson                                      10/19/2001
  ----------------------------------------        ------------------------------
  PRINTED NAME OF PREPARER                                  DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

     --------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.              ACCRUAL BASIS-1
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
     --------------------------------------------

     --------------------------------------------

     COMPARATIVE BALANCE SHEET

     --------------------------------------------------------------------------------------------------------------
                                              SCHEDULE           MONTH              MONTH                 MONTH
                                                         ----------------------------------------------------------
     ASSETS                                     AMOUNT       July 2001        August 2001        September 2001
     --------------------------------------------------------------------------------------------------------------
     1.   UNRESTRICTED CASH                  $     40,098      $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     2.   RESTRICTED CASH                                      $ 20,424,198       $ 19,229,498         $ 24,359,338
     --------------------------------------------------------------------------------------------------------------
     3.   TOTAL CASH                         $     40,098      $ 20,424,198       $ 19,229,498         $ 24,359,338
     --------------------------------------------------------------------------------------------------------------
     4.   ACCOUNTS RECEIVABLE (NET)          $  9,006,275      $  7,129,535       $  7,071,039         $  7,085,549
     --------------------------------------------------------------------------------------------------------------
     5.   INVENTORY                          $ 20,429,725      $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     6.   NOTES RECEIVABLE                                     $  3,000,000       $  3,000,000         $          0
     --------------------------------------------------------------------------------------------------------------
     7.   PREPAID EXPENSES                                          ($1,309)      $     73,614         $     52,976
     --------------------------------------------------------------------------------------------------------------
     8.   OTHER (ATTACH LIST)                $ 21,367,511     ($351,714,172)      $351,610,665)       ($347,718,462)
     --------------------------------------------------------------------------------------------------------------
     9.   TOTAL CURRENT ASSETS               $ 50,843,609     ($321,161,748)     ($322,236,514)       ($316,220,599)
     --------------------------------------------------------------------------------------------------------------
     10.  PROPERTY, PLANT & EQUIPMENT        $474,988,760      $520,767,098       $520,767,098         $514,146,385
     --------------------------------------------------------------------------------------------------------------
     11.  LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                             $439,236,027       $439,236,027         $438,869,930
     --------------------------------------------------------------------------------------------------------------
     12.  NET PROPERTY, PLANT &
          EQUIPMENT                          $474,988,760      $ 81,531,071       $ 81,531,071         $ 75,276,455
     --------------------------------------------------------------------------------------------------------------
     13.  DUE FROM INSIDERS                                    $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     14.  OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                           $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     15.  OTHER (ATTACH LIST)                                  $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     16.  TOTAL ASSETS                       $525,832,369     ($239,630,677)     ($240,705,443)       ($240,944,144)
     --------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     --------------------------------------------------------------------------------------------------------------
     17.  ACCOUNTS PAYABLE                                     $     78,034           ($25,008)        $     78,387
     --------------------------------------------------------------------------------------------------------------
     18.  TAXES PAYABLE                                        $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     19.  NOTES PAYABLE                                        $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     20.  PROFESSIONAL FEES                                    $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     21.  SECURED DEBT                                         $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     22.  OTHER (ATTACH LIST)                                 ($147,994,874)     ($148,930,942)       ($148,527,157)
     --------------------------------------------------------------------------------------------------------------
     23.  TOTAL POSTPETITION
          LIABILITIES                                         ($147,916,840)     ($148,955,950)       ($148,448,770)
     --------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
     --------------------------------------------------------------------------------------------------------------
     24.  SECURED DEBT                       $ 23,187,921      $ 22,196,865       $ 22,195,225         $ 22,193,584
     --------------------------------------------------------------------------------------------------------------
     25.  PRIORITY DEBT                      $  4,672,323      $          0       $          0         $          0
     --------------------------------------------------------------------------------------------------------------
     26.  UNSECURED DEBT                     $392,188,633      $ 16,874,368       $ 16,874,368         $ 16,727,509
     --------------------------------------------------------------------------------------------------------------
     27.  OTHER (ATTACH LIST)                                  $ 75,981,394       $ 75,981,394         $ 75,481,394
     --------------------------------------------------------------------------------------------------------------
     28.  TOTAL PREPETITION LIABILITIES      $420,048,877      $115,052,627       $115,050,987         $114,402,487
     --------------------------------------------------------------------------------------------------------------
     29.  TOTAL LIABILITIES                  $420,048,877      ($32,864,213)      ($33,904,963)        ($34,046,283)
     --------------------------------------------------------------------------------------------------------------
     EQUITY
     --------------------------------------------------------------------------------------------------------------
     30.  PREPETITION OWNERS' EQUITY                           $ 16,327,446       $ 16,327,446         $ 16,327,446
     --------------------------------------------------------------------------------------------------------------
     31.  POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                    ($223,093,910)     ($223,127,926)       ($223,225,307)
     --------------------------------------------------------------------------------------------------------------
     32.  DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
     --------------------------------------------------------------------------------------------------------------
     33.  TOTAL EQUITY                       $          0     ($206,766,464)     ($206,800,480)       ($206,897,861)
     --------------------------------------------------------------------------------------------------------------
     34.  TOTAL LIABILITIES &
          OWNERS' EQUITY                     $420,048,877     ($239,630,677)     ($240,705,443)       ($240,944,144)
     --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

     --------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.      ACCRUAL BASIS-2
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96
     --------------------------------------------

     --------------------------------------------

     INCOME STATEMENT
     ----------------------------------------------------------------------------------------------------------------
                                                     MONTH                MONTH           MONTH            QUARTER
                                                -----------------------------------------------------
     REVENUES                                    July 2001          August 2001       September 2001        TOTAL
     ----------------------------------------------------------------------------------------------------------------
     1.     GROSS REVENUES                             $59,080            $     0         $ 67,120       $126,200
     ----------------------------------------------------------------------------------------------------------------
     2.     LESS: RETURNS & DISCOUNTS                  $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     3.     NET REVENUE                                $59,080            $     0         $ 67,120       $126,200
     ----------------------------------------------------------------------------------------------------------------
     COST OF GOODS SOLD
     ----------------------------------------------------------------------------------------------------------------
     4.     MATERIAL                                   $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     5.     DIRECT LABOR                               $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     6.     DIRECT OVERHEAD                            $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     7.     TOTAL COST OF GOODS SOLD                   $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     8.     GROSS PROFIT                               $59,080            $     0         $ 67,120       $126,200
     ----------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
     ----------------------------------------------------------------------------------------------------------------
     9.     OFFICER / INSIDER COMPENSATION             $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     10.    SELLING & MARKETING                        $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     11.    GENERAL & ADMINISTRATIVE                  ($19,826)           ($3,444)         ($7,790)      ($31,060)
     ----------------------------------------------------------------------------------------------------------------
     12.    RENT & LEASE                              ($21,000)          ($21,000)         ($6,535)      ($48,535)
     ----------------------------------------------------------------------------------------------------------------
     13.    OTHER (ATTACH LIST)                        $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     14.    TOTAL OPERATING EXPENSES                  ($40,826)          ($24,444)        ($14,325)      ($79,595)
     ----------------------------------------------------------------------------------------------------------------
     15.    INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                           $99,906            $24,444         $ 81,445       $205,795
     ----------------------------------------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     ----------------------------------------------------------------------------------------------------------------
     16.    NON-OPERATING INCOME (ATT. LIST)           $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     17.    NON-OPERATING EXPENSE (ATT. LIST)          $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     18.    INTEREST EXPENSE                           $    95            $    50         $     40       $    185
     ----------------------------------------------------------------------------------------------------------------
     19.    DEPRECIATION / DEPLETION                   $     0            $     0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     20.    AMORTIZATION                               $ 7,942            $ 7,942         $  7,942       $ 23,826
     ----------------------------------------------------------------------------------------------------------------
     21.    OTHER (ATTACH LIST)                       ($52,321)          ($57,667)        $153,374       $ 43,386
     ----------------------------------------------------------------------------------------------------------------
     22.    NET OTHER INCOME & EXPENSES               ($44,284)          ($49,675)        $161,356       $ 67,397
     ----------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ----------------------------------------------------------------------------------------------------------------
     23.    PROFESSIONAL FEES                          $22,804           $130,812         $ 82,141       $235,757
     ----------------------------------------------------------------------------------------------------------------
     24.    U.S. TRUSTEE FEES                          $     0           $      0         $    250       $    250
     ----------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                        $     0           $      0         $      0       $      0
     ----------------------------------------------------------------------------------------------------------------
     26.    TOTAL REORGANIZATION EXPENSES              $22,804           $130,812         $ 82,391       $236,007
     ----------------------------------------------------------------------------------------------------------------
     27.    INCOME TAX                                 $48,547           ($22,677)        ($64,920)      ($39,050)
     ----------------------------------------------------------------------------------------------------------------
     28.    NET PROFIT (LOSS)                          $72,839           ($34,016)        ($97,382)      ($58,559)
     ----------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

     --------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.      ACCRUAL BASIS-3
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
     --------------------------------------------

     ------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                                 MONTH         MONTH            MONTH           QUARTER
                                              ----------------------------------------------------
     DISBURSEMENTS                                 July 2001      August 2001     September 2001        TOTAL
     ------------------------------------------------------------------------------------------------------------
     1.     CASH - BEGINNING OF MONTH                $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     ------------------------------------------------------------------------------------------------------------
     2.     CASH SALES                               $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
     ------------------------------------------------------------------------------------------------------------
     3.     PREPETITION                              $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     4.     POSTPETITION                             $5,000           $37,000                $0          $42,000
     ------------------------------------------------------------------------------------------------------------
     5.     TOTAL OPERATING RECEIPTS                 $5,000           $37,000                $0          $42,000
     ------------------------------------------------------------------------------------------------------------
     NON - OPERATING RECEIPTS
     ------------------------------------------------------------------------------------------------------------
     6.     LOANS & ADVANCES (ATTACH LIST)           $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     7.     SALE OF ASSETS                           $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     8.     OTHER (ATTACH LIST)                     ($5,000)         ($37,000)               $0         ($42,000)
     ------------------------------------------------------------------------------------------------------------
     9.     TOTAL NON-OPERATING RECEIPTS            ($5,000)         ($37,000)               $0         ($42,000)
     ------------------------------------------------------------------------------------------------------------
     10.    TOTAL RECEIPTS                           $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     11.    TOTAL CASH AVAILABLE                     $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
     ------------------------------------------------------------------------------------------------------------
     12.    NET PAYROLL                              $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     13.    PAYROLL TAXES PAID                       $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     14.    SALES, USE & OTHER TAXES PAID            $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     15.    SECURED / RENTAL / LEASES                $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     16.    UTILITIES                                $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     17.    INSURANCE                                $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     18.    INVENTORY PURCHASES                      $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     19.    VEHICLE EXPENSES                         $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     20.    TRAVEL                                   $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     21.    ENTERTAINMENT                            $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     22.    REPAIRS & MAINTENANCE                    $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     23.    SUPPLIES                                 $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     24.    ADVERTISING                              $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                      $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     26.    TOTAL OPERATING DISBURSEMENTS            $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ------------------------------------------------------------------------------------------------------------
     27.    PROFESSIONAL FEES                        $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     28.    U.S. TRUSTEE FEES                        $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     29.    OTHER (ATTACH  LIST)                     $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     30.    TOTAL REORGANIZATION EXPENSES            $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     31.    TOTAL DISBURSEMENTS                      $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     32.    NET CASH FLOW                            $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------
     33.    CASH - END OF MONTH                      $    0           $     0                $0          $     0
     ------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

      --------------------------------------------
      CASE NAME: Kitty Hawk International, Inc.     ACCRUAL BASIS-4
      --------------------------------------------

      --------------------------------------------
      CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
      --------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE          MONTH             MONTH            MONTH
                                                                                --------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                     AMOUNT         July 2001        August 2001     September 2001
      ----------------------------------------------------------------------------------------------------------------------------
      1.      0-30                                                                $      125            ($16,000)      $    5,000
      ----------------------------------------------------------------------------------------------------------------------------
      2.      31-60                                                               $        0          $      125       $        0
      ----------------------------------------------------------------------------------------------------------------------------
      3.      61-90                                                               $        0          $        0       $      125
      ----------------------------------------------------------------------------------------------------------------------------
      4.      91+                                                                 $7,129,410          $7,086,914       $7,080,424
      ----------------------------------------------------------------------------------------------------------------------------
      5.      TOTAL ACCOUNTS RECEIVABLE                                $0         $7,129,535          $7,071,039       $7,085,549
      ----------------------------------------------------------------------------------------------------------------------------
      6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                     $        0          $        0       $        0
      ----------------------------------------------------------------------------------------------------------------------------
      7.      ACCOUNTS RECEIVABLE (NET)                                $0         $7,129,535          $7,071,039       $7,085,549
      ----------------------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------

      AGING OF POSTPETITION TAXES AND PAYABLES                                             MONTH:  September 2001
                                                                                                  --------------------------------
      ----------------------------------------------------------------------------------------------------------------------------
                                                 0-30               31-60              61-90             91+
      TAXES PAYABLE                              DAYS                DAYS               DAYS             DAYS             TOTAL
      ----------------------------------------------------------------------------------------------------------------------------
      1.      FEDERAL                             $    0             $    0            $    0           $     0         $     0
      ---------------------------------------------------------------------------------------------------------------------------
      2.      STATE                               $    0             $    0            $    0           $     0         $     0
      ---------------------------------------------------------------------------------------------------------------------------
      3.      LOCAL                               $    0             $    0            $    0           $     0         $     0
      ---------------------------------------------------------------------------------------------------------------------------
      4.      OTHER (ATTACH LIST)                 $    0             $    0            $    0           $     0         $     0
      ---------------------------------------------------------------------------------------------------------------------------
      5.      TOTAL TAXES PAYABLE                 $    0             $    0            $    0           $     0         $     0
      ---------------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
      6.      ACCOUNTS PAYABLE                    $5,682             $6,120            $1,348           $65,237         $78,387
      ---------------------------------------------------------------------------------------------------------------------------

      --------------------------------------------------

      STATUS OF POSTPETITION TAXES                                                         MONTH:  September 2001
                                                                                                 --------------------------------
      ---------------------------------------------------------------------------------------------------------------------------
                                                                BEGINNING            AMOUNT                             ENDING
                                                                   TAX            WITHHELD AND/         AMOUNT            TAX
      FEDERAL                                                   LIABILITY*          OR ACCRUED           PAID          LIABILITY
      ---------------------------------------------------------------------------------------------------------------------------
      1.      WITHHOLDING**                                            $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      2.      FICA-EMPLOYEE**                                          $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      3.      FICA-EMPLOYER**                                          $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      4.      UNEMPLOYMENT                                             $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      5.      INCOME                                                   $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      6.      OTHER (ATTACH LIST)                                      $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      7.      TOTAL FEDERAL TAXES                                      $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      ---------------------------------------------------------------------------------------------------------------------------
      8.      WITHHOLDING                                              $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      9.      SALES                                                    $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      10.     EXCISE                                                   $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      11.     UNEMPLOYMENT                                             $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      12.     REAL PROPERTY                                            $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      13.     PERSONAL PROPERTY                                        $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      14.     OTHER (ATTACH LIST)                                      $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      15.     TOTAL STATE & LOCAL                                      $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------
      16.     TOTAL TAXES                                              $0                 $0                $0              $0
      ---------------------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

     --------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.     ACCRUAL BASIS-5
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
     --------------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:  September 2001
                                                              ----------------------------------------------------------------------
     ----------------------------------------
     BANK RECONCILIATIONS

                                                Account #1              Account #2              Account #3
     -------------------------------------------------------------------------------------------------------------------------------
     A.   BANK:                                  Bank One                Bank One                Bank One
     -------------------------------------------------------------------------------------------------------------
     B.   ACCOUNT NUMBER:                       1559691322              1559691330              9320014690               TOTAL
     -------------------------------------------------------------------------------------------------------------
     C.   PURPOSE (TYPE):                         Deposit                 Payroll            Health Insurance
     -------------------------------------------------------------------------------------------------------------------------------
     1.   BALANCE PER BANK STATEMENT                        $0                      $0                     $0                $0
     -------------------------------------------------------------------------------------------------------------------------------
     2.   ADD: TOTAL DEPOSITS NOT CREDITED                  $0                      $0                     $0                $0
     -------------------------------------------------------------------------------------------------------------------------------
     3.   SUBTRACT: OUTSTANDING CHECKS                      $0                      $0                     $0                $0
     -------------------------------------------------------------------------------------------------------------------------------
     4.   OTHER RECONCILING ITEMS                           $0                      $0                     $0                $0
     -------------------------------------------------------------------------------------------------------------------------------
     5.   MONTH END BALANCE PER BOOKS                       $0                      $0                     $0                $0
     -------------------------------------------------------------------------------------------------------------------------------
     6.   NUMBER OF LAST CHECK WRITTEN      N/A - Lockbox only             No activity         Account closed
     -------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------
     INVESTMENT ACCOUNTS

     -------------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF              TYPE OF                PURCHASE                CURRENT
     BANK, ACCOUNT NAME & NUMBER                  PURCHASE            INSTRUMENT                PRICE                   VALUE
     -------------------------------------------------------------------------------------------------------------------------------
     7.   N/A
     -------------------------------------------------------------------------------------------------------------------------------
     8.   N/A
     -------------------------------------------------------------------------------------------------------------------------------
     9.   N/A
     -------------------------------------------------------------------------------------------------------------------------------
     10.  N/A
     -------------------------------------------------------------------------------------------------------------------------------
     11.  TOTAL INVESTMENTS                                                                                $0                $0
     -------------------------------------------------------------------------------------------------------------------------------

        -------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                             $0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                                    $0
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------------
   CASE NAME:  Kitty Hawk International, Inc.         ACCRUAL BASIS-6
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42144                               02/13/95, RWD, 2/96
   ------------------------------------------------

                                                        MONTH:    September 2001
                                                        ------------------------

   ------------------------------------------------
   PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
   ------------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       ------------------------------------------------------------------------------------------------
                                                  INSIDERS
       ------------------------------------------------------------------------------------------------
                                              TYPE OF                AMOUNT            TOTAL PAID
                     NAME                     PAYMENT                 PAID               TO DATE
       ------------------------------------------------------------------------------------------------
       1.   Pete Sanderlin           Salary                                     $0             $17,200
       ------------------------------------------------------------------------------------------------
       2.   Tom Mealie               Salary                                     $0             $17,200
       ------------------------------------------------------------------------------------------------
       3.   N/A
       ------------------------------------------------------------------------------------------------
       4.   N/A
       ------------------------------------------------------------------------------------------------
       5.   N/A
       ------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                                         $0             $34,400
       ------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
                                                          PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                    TOTAL
                                    ORDER AUTHORIZING      AMOUNT              AMOUNT           TOTAL PAID           INCURRED
                   NAME                  PAYMENT          APPROVED              PAID             TO DATE            & UNPAID *
       -----------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                     $0                 $0                  $0                  $0
       -----------------------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED            AMOUNTS
                                                                     MONTHLY              PAID                TOTAL
                                                                    PAYMENTS             DURING               UNPAID
                          NAME OF CREDITOR                             DUE                MONTH            POSTPETITION
       ---------------------------------------------------------------------------------------------------------------------
       1.   GE Capital                                                        $855                  $0                 $855
       ---------------------------------------------------------------------------------------------------------------------
       2.   GE Capital                                                        $784                  $0                 $784
       ---------------------------------------------------------------------------------------------------------------------
       3.   GE Capital                                         varies                               $0                   $0
       ---------------------------------------------------------------------------------------------------------------------
       4.   N/A                                                                                     $0                   $0
       ---------------------------------------------------------------------------------------------------------------------
       5.   N/A                                                                                                          $0
       ---------------------------------------------------------------------------------------------------------------------
       6    TOTAL                                                           $1,639                  $0               $1,639
       ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

    ------------------------------------------------
    CASE NAME: Kitty Hawk International, Inc.                 ACCRUAL BASIS-7
    ------------------------------------------------

    ------------------------------------------------
    CASE NUMBER: 400-42144                                   02/13/95, RWD, 2/96
    ------------------------------------------------

                                                     MONTH: September 2001
                                                            -----------------

    ----------------------------------
    QUESTIONNAIRE
    -------------------------------------------------------------------------------------------------------------
                                                                                              YES          NO
    -------------------------------------------------------------------------------------------------------------
    1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
        BUSINESS THIS REPORTING PERIOD?                                                        X
    -------------------------------------------------------------------------------------------------------------
    2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
        POSSESSION ACCOUNT?                                                                                X
    -------------------------------------------------------------------------------------------------------------
    3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
        RELATED PARTIES?                                                                                   X
    -------------------------------------------------------------------------------------------------------------
    4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING                  X
        PERIOD?
    -------------------------------------------------------------------------------------------------------------
    5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                            X
    -------------------------------------------------------------------------------------------------------------
    6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                       X
    -------------------------------------------------------------------------------------------------------------
    7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                       X
    -------------------------------------------------------------------------------------------------------------
    8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                   X
    -------------------------------------------------------------------------------------------------------------
    9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                         X
    -------------------------------------------------------------------------------------------------------------
    10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                         X
    -------------------------------------------------------------------------------------------------------------
    11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                  X
    -------------------------------------------------------------------------------------------------------------
    12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X
    -------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    Item 10 - there are equipment lease payments due 5/00 and 6/00 still
    ----------------------------------------------------------------------------
         outstanding. These will be settled upon acceptance/rejection of leases.
    ----------------------------------------------------------------------------
    Item 4 - In connection with the sale of the building in Honolulu,
    ----------------------------------------------------------------------------
         prepetition landing and parking at the HNL airport were paid as a
    ----------------------------------------------------------------------------
         condition of the sale out of the proceeds. Additionally, restricted
    ----------------------------------------------------------------------------
         cash was disbursed to a pre-petition vendor in order to secure liens
    ----------------------------------------------------------------------------
         on assets which were sold by the trustee of the bondholders.
    ----------------------------------------------------------------------------
    Item 1 - The building in Honolulu was sold with $2.35 mm of the net
    ----------------------------------------------------------------------------
         proceeds used to pay down the outstanding revolver at WFB in accordance
    ----------------------------------------------------------------------------
         with a court order. Additionally, the trustt of the bondholders sold
    ----------------------------------------------------------------------------
        one aircraft and related engines. Proceeds are held in restricted cash.

    ----------------------------------
    INSURANCE
    -------------------------------------------------------------------------------------------------------------
                                                                                              YES           NO
    -------------------------------------------------------------------------------------------------------------
    1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                               X
    -------------------------------------------------------------------------------------------------------------
    2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                 X
    -------------------------------------------------------------------------------------------------------------
    3.  PLEASE ITEMIZE POLICIES BELOW.
    -------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    -------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
    -------------------------------------------------------------------------------------------------------------
               TYPE OF                                                                      PAYMENT AMOUNT
                POLICY                        CARRIER             PERIOD COVERED              & FREQUENCY
    -------------------------------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    ------------------------------------------------
    CASE  NAME:  Kitty Hawk International, Inc.           FOOTNOTES SUPPLEMENT
    ------------------------------------------------

    ------------------------------------------------
    CASE  NUMBER: 400-42144                               ACCRUAL BASIS
    ------------------------------------------------

                                         MONTH:            September 2001
                                               ---------------------------------

    -----------------------------------------------------------------------------------------------------------------
      ACCRUAL BASIS      LINE
       FORM NUMBER      NUMBER                       FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              6                     All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------
                                      Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------
                                      Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              7                     All insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------------------
                                      400-42141.

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
          General                   This operation closed in May of 2000. Costs incurred during
    -----------------------------------------------------------------------------------------------------------------
                                       April 2001 consisted of costs associated with shut down
    -----------------------------------------------------------------------------------------------------------------
                                       procedures and maintaining collateral.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              3            8        All cash received into the Company cash accounts is swept
    -----------------------------------------------------------------------------------------------------------------
                                       each night to Kitty Hawk, Inc. Master Account (see Case
    -----------------------------------------------------------------------------------------------------------------
                                       #400-42141).
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              3           31        All disbursements (either by wire transfer or check), including payroll, are
    -----------------------------------------------------------------------------------------------------------------
                                       disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -----------------------------------------------------------------------------------------------------------------
                                       account.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              4            6        All assessments of uncollectible accounts receivable are done
    -----------------------------------------------------------------------------------------------------------------
                                       at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    -----------------------------------------------------------------------------------------------------------------
                                       are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -----------------------------------------------------------------------------------------------------------------
                                       as deemed necessary.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              3           28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              6        General      The monthly GE Capital payments in the last year of the scheduled payments
    -----------------------------------------------------------------------------------------------------------------
                                       are significantly less than payments previously made.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                         September 2001

 8. OTHER (ATTACH LIST)                             $          (347,718,462)Reported
                                                    -----------------------
       Intercompany Receivables                                (363,179,715)
       A/R Senior Noteholders                                       840,865
       A/R 401(k) Loan                                               (4,535)
       A/R Insurance                                                133,954
       A/R Auction Proceeds                                               -
       A/R Aging Reconciling item                                   109,021
       Deferred Taxes                                            13,097,746
       Loan Org Costs                                                23,826
       Deposits - Aircraft                                          360,971
       Deposits - Rent                                              481,774
       Security Deposit                                             417,631
                                                    -----------------------
                                                               (347,718,462)Detail
                                                    -----------------------
                                                                          - Difference

22. OTHER (ATTACH LIST)                             $          (148,527,157)Reported
                                                    -----------------------
       Accrued income taxes                                    (148,816,869)
       Accrued Misc                                                 278,212
       Customer deposit                                                   -
       Accrued Fuel                                                  11,500
                                                    -----------------------
                                                               (148,527,157)Detail
                                                    -----------------------
                                                                          - Difference

27. OTHER (ATTACH LIST)                             $            75,481,394 Reported
                                                    -----------------------
       Deferred Taxes                                            87,246,212
       Accrued Taxes payable                                    (18,954,646)
       Aircraft Maintenance Reserves                                      -
       Accrued Fuel expenses                                      5,403,028
       Prepaid Fuel                                              (5,661,963)
       Accrued Salaries/Vacation/Employee Benefits                4,075,349
       Uncleared 4/28/00 Payroll Checks                              66,601
       A/P Other/Accrued/Unrecorded                                (275,816)
       Purchase reserves                                          1,762,176
       Accrued Landing fees/parking/cargo fees                    1,646,149
       Various accrued taxes                                      1,313,200

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items
        Other Misc accruals                                          (1,138,896)
                                                           --------------------
                                                                     75,481,394 Detail
                                                           --------------------
                                                                              - Differnece



ACCRUAL BASIS-2
21 NON-OPERATING INCOME (ATT. LIST)                        $            153,374 Reported
                                                           --------------------
        Interest income on restricted cash investments                  (54,858)
        Gain on asset sales                                             208,232
                                                           --------------------
                                                                        153,374 Detail
                                                           --------------------
                                                                              - Differnece




ACCRUAL BASIS-3

8. OTHER (ATTACH LIST)                                                        - Reported
                                                           --------------------
        Cash collected on HNL Building Sale                           3,349,484
        Transfer to Inc - all money sweeps
          to KH Inc. Case #400-42141                                 (3,349,484)
                                                           --------------------
                                                                              - Detail
                                                           --------------------
                                                                              - Difference